Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Pharmatech, Inc. (f/k/a Autocarbon, Inc., the "Company") on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Xiaobo Sun, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.


Dated: November 14, 2006              /s/ Xiaobo Sun
                                      --------------------------------------
                                      Xiaobo Sun
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)